                       THE AMERICAN HERITAGE FUND, INC.

                                               [THE AMERICAN HERITAGE FUND LOGO]
                                               1370 Avenue of the Americas
                                               New York, N.Y. 10019
                                               Tel: (212) 397-3900
                                               Fax: (212) 397-4036

     July 1997

     To Our Valued Shareholders:

     I am happy to report that The American Heritage Fund was the best performing fund, on a total return basis, among all mutual funds in the United States during the first six months of this year. While past performance is no guarantee for future results, we will continue to do our best to keep the momentum going.

     The Fund is very focused. Only ten holdings presently make up 80% of the portfolio. One investment represents more than half of the entire portfolio. While such a concentrated asset allocation may change periodically and depends on the performance of individual stocks, volatility in the Fund's net asset value should not come as a surprise.

     This is not a fund for investors faint of heart and those who are not willing to take above-average risks.

     The second half of this year will be shaped by volatility as well as opportunity. The U.S. equity market is experiencing a bull market which is unique in duration and altitude. While every good thing will eventually come to an end, we do not think that the coming six months will present risk without reward. Being the portfolio manager as well as a shareholder of the Fund, I am willing to meet the challenges head on.

     With kind regards.

     Heiko Thieme
     Chairman

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 1997
---------------------------------------------------------

                    ASSETS
Investments in securities, at
  value (cost $30,628,657)........ $ 17,507,408
Receivable for investment
  securities sold.................    4,028,020
Receivable for capital stock
  sold............................       12,763
Receivable for dividends and
  interest........................       61,542
Receivable for legal fees.........       60,000
Other assets......................       19,302
                                   ------------
  TOTAL ASSETS....................   21,689,035
                                   ------------

                  LIABILITIES
Payable for investment securities
  purchased.......................    2,344,235
Demand loan payable to bank.......    1,004,334
Payable for capital stock
  reacquired......................       13,607
Accrued advisory fees.............       18,739
Accrued expenses and other
  payables........................      181,529
                                   ------------
  TOTAL LIABILITIES...............    3,562,444
                                   ------------
Commitments & Contingencies                  --

                  NET ASSETS
Net assets (equivalent to $.83 per
  share based on 21,875,043 shares
  of capital stock outstanding)... $ 18,126,591
                                   ============
Composition of net assets:
Shares of capital stock...........      218,741
Paid in capital...................   64,790,498
Accumulated distributions in
  excess of net investment
  income..........................   (1,994,642)
Accumulated net realized loss on
  investments.....................  (31,766,757)
Net unrealized depreciation of
  investments.....................  (13,121,249)
                                   ------------
     NET ASSETS, May 31, 1997..... $ 18,126,591
                                   ============

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                  MAY 31, 1997
---------------------------------------------------------

                               Number of
                                Shares        Value
------------------------------------------------------
          COMMON STOCKS & WARRANTS - 96.46%
BANKS & FINANCE - 3.62%
Auer Von Welsbach Invest.
  AG*(+)                          6,500    $   386,072
Dime Bancorp Inc.                10,000        170,000
Kouri Capital Group Inc.*+          200        100,000
                                           -----------
                                               656,072
                                           -----------
BIOTECHNOLOGY - 53.81%
Antivirals Inc.*+                50,505        250,000
Direct Therapeutics, Inc.*+     160,000         48,000
Pharma Patch PLC Cl A Wts*(+)+   37,500              0
Pharma Patch PLC Cl B Wts*(+)+   18,750              0
Pharma Patch PLC*(+)+            52,500          6,563
Senetek PLC Sponsored ADR*(+)  2,903,000     9,344,030
Synthetic Blood International
  Inc. Wts.*+                   150,000              0
Synthetic Blood International
  Inc.*+                        750,000        106,313
                                           -----------
                                             9,754,906
                                           -----------
CHEMICALS - 2.10%
Advanced Materials Group
  Inc.*+                        200,000        381,250
Phoenix Energy Corporation*+    480,000              0
                                           -----------
                                               381,250
                                           -----------
COMMUNICATION & EQUIPMENT - 0.56%
American Satellite Network
  Inc. Wts*+                      6,775              0
Fax Broadcasting Network
  Corp.*+                            44              0
Future Communications Inc.*+     60,000              0
The Henley Group, Inc.*+          3,333          3,000
Intl. Telecommunication Data
  Systems Inc.*                   5,000         82,500
Millicom International
  Cellular SA Rights*(+)+        27,100              0
Spectrum Information
  Technologies Inc.*              3,400         15,300
                                           -----------
                                               100,800
                                           -----------

   The accompanying notes are an integral part of these financial statements.

------------------------------------------------------
           THE AMERICAN HERITAGE FUND, INC.
        SCHEDULE OF INVESTMENTS IN SECURITIES
                    MAY 31, 1997
                    (Continued)
------------------------------------------------------

                               Number of
                                Shares        Value
------------------------------------------------------
COMPUTER EQUIPMENT &
  SOFTWARE - 6.13%
Applied Magnetics Corp.*          6,400    $   159,200
Cypress Semiconductor Corp.      10,000        142,500
Great Bear Technology Inc.
  Wts*+                          90,000              0
Interdigital Communications
  Corp.*                         10,000         66,250
Iomega Corp.*                     5,000         86,875
Jot-It Inc.*(+)                 390,700        430,542
Management Technologies Inc.*    95,238          2,976
Management Technologies Inc. C
  Wts*                          419,047              0
Sentech EAS Common*+             40,334         61,682
Sun Microsystems Inc.*            5,000        161,250
                                           -----------
                                             1,111,275
                                           -----------
CONSUMER PRODUCTS - 2.67%
Alternative Distributors
  Corp.*+                       110,000              0
Alternative Distributors Corp.
  Units*+                       650,000              0
Alternative Distributors Corp.
  Units*+                      1,250,000             0
Net/Tech International Inc.*     25,900         69,606
Philip Morris Companies Inc.      6,000        264,000
Veridian Corp.*+                517,500        150,075
                                           -----------
                                               483,681
                                           -----------
ELECTRONICS & ELECTRICAL
  EQUIPMENT - 0.31%
Simtek Corp.*                   100,000         57,000
                                           -----------
                                                57,000
                                           -----------
ENTERTAINMENT & LEISURE - 2.00%
Atlantic Central Entertainment    5,250          1,969
BBH Exhibits Inc.*+             166,000        300,000
Gold Star International Inc.
  Units*(+)+                      5,000         50,000
Graphix Zone Inc.*               43,998         11,000
                                           -----------
                                               362,969
                                           -----------
------------------------------------------------------
           THE AMERICAN HERITAGE FUND, INC.
         SCHEDULE OF INVESTMENTS IN SECURITIES
                     MAY 31, 1997
                     (Continued)
------------------------------------------------------
                               Number of
                                Shares        Value
------------------------------------------------------
GOLD - 1.58%
Echo Bay Mines Ltd.(+)           20,000    $   122,500
Exall Resources Ltd.*(+)+       231,100        115,604
Sector Communications Inc.*     126,594         47,473
                                           -----------
                                               285,577
                                           -----------
HEALTHCARE - 0.88%
Medaphis Corp.*                  20,000        158,750
Work Recovery Services Inc. Cl
  B Wts*                        100,000              0
                                           -----------
                                               158,750
                                           -----------
INDUSTRIAL PRODUCTS - 0.55%
American Electromedics Corp.*+   75,000         75,000
Mark Solutions Inc.*             20,000         25,000
                                           -----------
                                               100,000
                                           -----------
MEDICAL TECHNOLOGY/
  EQUIPMENT - 15.79%
A D M Tronics Unlimited
  Inc.*+                      4,230,000      1,189,688
Life Medical Sciences Inc.*      54,500        262,281
Life Medical Sciences Inc. Cl
  A Wts*                         60,000        120,000
Medtrack Inc.*+                 300,000        200,000
P D T Inc.*                      25,000        700,000
Photelectron Corp.*              10,000         52,500
Quantech Ltd. - Minn*+          250,000              0
U S Surgical Corp.               10,000        337,500
                                           -----------
                                             2,861,969
                                           -----------
MISCELLANEOUS - 0.20%
American Eco Corp.*               5,000         36,094
Morrison Knudsen New Warrants*       63            402
National Child Support Inc.*+    20,000              0
                                           -----------
                                                36,496
                                           -----------
OIL, GAS & MINERALS - 0.29%
X C L Ltd.*                     239,000         52,281
                                           -----------
                                                52,281
                                           -----------

   The accompanying notes are an integral part of these financial statements.

------------------------------------------------------
           THE AMERICAN HERITAGE FUND, INC.
         SCHEDULE OF INVESTMENTS IN SECURITIES
                    MAY 31, 1997
                    (Continued)
------------------------------------------------------
                               Number of
                                Shares        Value
------------------------------------------------------
PHARMACEUTICALS - 3.62%
Elan Energy Inc. ADR*             5,000    $   203,750
Interactive Medical
  Technologies Ltd.*            380,000         36,100
Polydex Pharmaceuticals
  Ltd.*(+)                      315,000        206,719
U.S. Bioscience*                 20,000        210,000
                                           -----------
                                               656,569
                                           -----------
RETAIL - 1.30%
Nautica Enterprises Inc.*        10,000        235,000
                                           -----------
                                               235,000
                                           -----------
STEEL & HEAVY MACHINERY - 0.41%
Bethlehem Steel Corp.*            7,500         75,000
                                           -----------
                                                75,000
                                           -----------
TRANSPORTATION &
  EQUIPMENT - 0.64%
American West Airlines Inc.*      7,500        115,313
                                           -----------
                                               115,313
                                           -----------
TOTAL COMMON STOCKS AND WARRANTS
  (Cost $29,808,657)                       $17,484,908
                                           -----------
------------------------------------------------------
           THE AMERICAN HERITAGE FUND, INC.
         SCHEDULE OF INVESTMENTS IN SECURITIES
                     MAY 31, 1997
                     (Continued)
------------------------------------------------------
                               Number of
                                Shares        Value
------------------------------------------------------
PREFERRED STOCKS - 0.00%
Medtrack Inc. Pf B+ (Cost $0)    30,000    $         0
                                           -----------
BONDS AND NOTES - 0.12%
Alternative Distributors Corp.
  6% Convertible Bond, due
  12/17/94+                      65,000    $         0
Alternative Distributors Corp.
  6% Promissory Notes due
  11/30/94+                     605,000              0
International Fast Food G-Bond
  9%, due 12/15/2007            150,000         22,500
                                           -----------
TOTAL BONDS AND NOTES
  (Cost $820,000)                          $    22,500
                                           -----------
TOTAL SECURITIES
  (Cost $30,628,657)                       $17,507,408
                                           ===========
   *  Non-income producing property
 (+)  Foreign security
   +  Illiquid Security

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MAY 31, 1997
---------------------------------------------------------

INVESTMENT INCOME:
Interest...........................  $   61,850
Dividends..........................     157,588
Miscellaneous......................      19,654
                                      ---------
TOTAL INVESTMENT INCOME............     239,092
                                      ---------
EXPENSES:
Investment advisory fees...........     206,091
Transfer agent fees................      67,642
Legal fees.........................     160,670
Audit fees.........................      30,000
Custodian fees.....................      25,035
Administrative fees................     188,266
Fund accounting fees...............      42,756
Insurance..........................      31,078
Postage and printing expense.......      77,541
Registration fees and expenses.....      25,000
Directors' fees....................      21,922
Interest expense...................      23,081
Consulting and professional fees...      50,048
Rent...............................      91,279
Telephone..........................      11,432
Miscellaneous......................       6,496
                                      ---------
TOTAL EXPENSES.....................   1,058,337
                                      ---------
Investment loss -- net.............    (819,245)
                                      ---------
Net realized gain on securities
  transactions.....................       2,967
Net change in unrealized
  depreciation of investments......   1,113,728
                                      ---------
Net gain on investments............   1,116,695
                                      ---------
Net increase in net assets
  resulting from operations........  $  297,450
                                      =========

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------

                                FOR THE YEARS ENDED
                                      MAY 31,
                                1997          1996
                             -----------   -----------
INCREASE IN NET ASSETS
  FROM OPERATIONS:
Investment loss -- net...... $  (819,245)  $  (855,806)
Net realized gain (loss) on
  securities transactions...       2,967    (8,172,888)
Net change in unrealized
  appreciation of
  investments...............   1,113,728    13,187,053
                             -----------   -----------
Net increase in net assets
  resulting from
  operations................     297,450     4,158,359
Distributions to
  shareholders from --
  Investment
    income -- net...........           0             0
  Net realized gains on
    investments.............           0             0
  Return of capital.........           0             0
Capital share
  transactions..............  (3,600,612)  (13,508,175)
                             -----------   -----------
  Net decrease in net
    assets..................  (3,303,162)   (9,349,816)
NET ASSETS:
Beginning of year...........  21,429,753    30,779,569
                             -----------   -----------
End of year................. $18,126,591   $21,429,753
                             ===========   ===========

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 1997
---------------------------------------------------------
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
The American Heritage Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Significant accounting policies of the Fund are as follows:

SECURITY VALUATIONS
The Fund values its securities, where market quotations are readily available, at market value based on the last recorded sales price as reported by the principal securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price. Foreign securities are converted to U.S. dollars using exchange rates at the close of the trading day. Securities for which market quotations are not readily available are valued as the Board of Directors or a committee composed of members of the Board of Directors, in good faith determines.

FEDERAL INCOME TAXES
The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS
The Fund intends to distribute to shareholders substantially all of its net investment income, and net realized and long-term capital gains, after provision for carryover losses, if any, after the end of the fiscal year.
---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 1997
                                  (Continued)
---------------------------------------------------------

OPTION WRITING
When the Fund sells an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized gains from the sales of securities. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, are also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

OTHER
The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrued basis.

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 1997
                                  (Continued)
---------------------------------------------------------
NOTE 2. INVESTMENT ADVISORY AGREEMENT
AND OTHER RELATED TRANSACTIONS

The Fund has an investment advisory agreement with American Heritage Management Corporation (AHMC), whereby AHMC receives a fee of 1.25% of the Fund's first $100,000,000 average net asset value and 1% of such value on any additional net assets, computed daily and payable monthly. For the year ended May 31, 1997 AHMC received $206,091 in investment advisory fees. Heiko H. Thieme is the Fund's Chairman of the Board of Directors, Chief Executive Officer and Secretary. Heiko
H. Thieme is also the Chairman of the Board of Directors, Chief Executive Officer and Secretary of AHMC, of which he owns 90% of the outstanding shares.

Mr. Parker is a Managing Director of Bear, Stearns & Co., Inc.

Richard K. Parker has resigned as the President, Treasurer and as a Director of the Fund and AHMC. Mr. Parker has transferred his equity ownership in AHMC to Northern Westchester Industries, Inc., a newly organized corporation all of the outstanding shares of which are owned by him.

During the year ended May 31, 1997, the Fund paid brokerage commissions of $62,510 to Bear, Stearns & Co. Inc. During the year ended May 31, 1997, the Fund paid brokerage commissions of $379,644 to Thieme Securities, Inc. of which Mr. Thieme is the owner. Bear, Stearns & Co., Inc. and Thieme Securities, Inc. are not otherwise associated with AHMC and are not responsible for any of the investment advice rendered to the Fund by AHMC, Mr. Parker or Mr. Thieme.

The Fund has agreed to reimburse AHMC for office space utilized by the Fund. During the year ended May 31, 1997, the Fund reimbursed AHMC $90,420 for the use of its office space.
---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 1997
                                  (Continued)
---------------------------------------------------------

AHMC is also reimbursed for administrative personnel utilized by the Fund. Total reimbursement was $188,266 for the year ended May 31, 1997.

NOTE 3. INVESTMENTS

For the year ended May 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $76,430,538 and $80,936,747, respectively. The gross unrealized appreciation for all securities totaled $2,972,003 and the gross unrealized depreciation for all securities totaled $16,093,252, or a net unrealized depreciation of $13,121,249. The aggregate cost of securities for federal income tax purposes at May 31, 1997 was $30,628,657.

Net realized gain on investments for the year ended May 31, 1997 was $2,967. The components are as follows:

Long transactions                      $ 49,948
Short sales transactions                (46,981)
                                        -------
                                       $  2,967
                                        =======

There were no option transactions during the year ended May 31,1997.

NOTE 4. RESTRICTED AND OTHER ILLIQUID SECURITIES

Investments in restricted securities and investments, where market quotations are not available, are valued at fair value as determined in good faith by the Board of Directors, or a committee composed of members of the Board of Directors of the Fund.

The Fund may acquire portfolio securities called restricted securities, which can be sold only pursuant to an effective registration statement under the Securities Act of 1933 or an exemption from such registration. In addition, other securities held by the Fund may be illiquid which means they cannot be sold or disposed of in the ordinary course of business at approximately the quoted market value of such securities, or in the

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 1997
                                  (Continued)
---------------------------------------------------------
absence of such quoted market value, the price at which the Fund has valued such securities. The Fund will not invest in restricted and other illiquid securities if, as a result of such investment, the value of the Fund's illiquid assets would exceed 15% of the value of the Fund's net assets.

Restricted securities eligible for resale under Rule 144(a) of the Securities Act of 1933 that have been determined to be liquid by the Fund's Board of Directors based upon trading markets for the securities and any other restricted securities that become registered under the Securities Act of 1933 or that may be otherwise freely sold without registration thereunder are not subject to the foregoing limitation, unless they are otherwise illiquid.

Certain securities held by the Fund, which were restricted at the time of their acquisition, have been deemed to no longer be restricted pursuant to Rule 144 under the Securities Act of 1933.

The Fund normally will be able to purchase restricted securities at a substantial discount from the market value of similar unrestricted securities, but there are certain risks which the Fund will necessarily assume in acquiring restricted securities. The principal risk is that the Fund may have difficulty in disposing of such securities without registration under the Securities Act of 1933, and the Fund will have to bear the risk of market conditions prior to such registration. In the absence of an agreement obtained at the time of purchase of such securities,there can be no assurance that the issuer will register the restricted securities. Furthermore, if the Fund disposes of restricted securities without registration, it may be necessary to sell such shares at a discount similar to or greater than that at which the Fund purchased the shares.

The Fund believes that at May 31, 1997 securities representing approximately 16.8% of the Fund's net assets were not liquid.
---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 1997
                                  (Continued)
---------------------------------------------------------

NOTE 5. CARRYOVERS

At May 31, 1997, the Fund had net capital loss carryforwards of approximately $31,504,000 expiring in 2003 through 2005 and net operating loss carryforwards of approximately $1,995,000, which begin to expire in 1998 through 2013.

NOTE 6. REDEMPTIONS

The Fund reserves the right to make payments for shares redeemed in cash or in kind.

NOTE 7. CAPITAL SHARE TRANSACTIONS

As of May 31, 1997 the total par value and paid in capital totaled $65,009,239.

Transactions in capital stock were as follows:

                    FOR THE YEAR ENDED MAY 31,   FOR THE YEAR ENDED MAY 31,
                               1997                         1996
                    --------------------------   --------------------------
                      SHARES         AMOUNT        SHARES         AMOUNT
                    -----------   ------------   -----------   ------------
Shares sold           8,704,545   $  6,830,024     4,827,260   $  3,229,030
Shares issued in
 reinvestment of
 dividends                    0              0             0              0
Shares redeemed     (14,977,593)   (10,430,636)  (25,649,612)   (16,737,205)
                    -----------   ------------   -----------   ------------
Net decrease         (6,273,048)  $ (3,600,612)  (20,822,352)  $(13,508,175)
                    ===========   ============   ===========   ============

NOTE 8. BANK LOANS

The Fund has a demand secured $10,000,000 bank line of credit; borrowings under this arrangement bear interest at the bank's prime rate. The outstanding balance as of May 31, 1997 was $1,004,334. Total interest paid on the credit line during the year ended May 31, 1997 totaled $23,081.

NOTE 9. CONTINGENCIES

On October 5, 1994, a shareholder of the Fund on behalf of himself and a purported class of others brought an action against the Fund, AHMC, Heiko H. Thieme and Richard K. Parker in the United States District Court for the Southern District of New York. Although the Fund cannot now determine the exact

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 1997
                                  (Continued)
---------------------------------------------------------
amount of the losses incurred by members of the purported class, the Fund believes that such losses do not exceed $25 million and could be less. The amount of the outstanding shares of the Fund has been rapidly diminishing since early 1994. The Fund had approximately 22 million outstanding shares as of June 27, 1997.

The Complaint alleged that certain registration statements and prospectuses of the Fund did not disclose certain risks involving the Fund's investments in restricted securities and companies having small capitalizations and which lack significant operating histories or established products and that the Fund invests significant amounts of money in such companies based "merely" on an interview between the company's executives and Mr. Thieme and a review of the companies' financial statements or products. The Complaint also alleged that certain assets of the Fund were overvalued. On September 11, 1995, the Court, in ruling on the Fund's Motion to Dismiss, dismissed the Complaint. The Court's Order permitted the Plaintiff to move the Court for leave to file an amended complaint limited to claims relating to the Fund's investments in restricted and other illiquid securities.

On July 11, 1996, the Court issued an Order permitting the Plaintiff to file an amended complaint. The amended complaint alleges that certain registration statements and prospectuses of the Fund failed to disclose certain risks regarding the Fund's investments in illiquid securities and that the Fund invested in illiquid securities in concentrations which exceeded the Fund's own investment restrictions and that the Fund improperly valued its illiquid securities. The amended complaint also alleges that the other defendants breached their fiduciary duties in connection with the Fund's investments in and valuation of illiquid securities and by the receipt of AHMC of substantial compensation for investment advice and that the Fund breached its own limitations with respect to illiquid securities and that the Fund changed investment policies without obtaining a shareholder vote.
---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 1997
                                  (Continued)
---------------------------------------------------------

The Plaintiff has made a motion to permit the action to proceed as a class action and in which the Plaintiff would serve as the sole class representative of all persons who acquired shares of the Fund from July 1, 1993 through August 31, 1994.

The Fund, after conferring with its special counsel, has concluded that the substantive allegations of the amended complaint are without merit. Although there can be no assurance of the outcome of the action, based upon the Funds belief, the Fund has not established a reserve for potential losses other than the expenses of its defense. The Fund intends to vigorously defend the action.

The Plaintiff is seeking rescission or compensatory damages and pre-judgment interest thereon and the costs and expense of the litigation and such other and further relief as the Court may deem just and proper. The Fund's Officers and Directors are entitled to be indemnified by the Fund to the full extent permitted by law.

The Fund has borne all expenses related to the above litigation which for the year ended May 31, 1997 totaled $116,488. This amount does not reflect any potential recovery of legal fees from the Fund's insurance carrier.

On August 4, 1995 the Fund commenced an action against Kouri Capital Group, Inc. ("KCG") and Pentti Kouri in the Supreme Court of the State of New York, County of New York. The action was based upon a Stock Purchase Agreement between the Fund and KCG pursuant to which KCG agreed to repurchase certain shares issued thereby and sold to the Fund for $4,400,000. Such obligation of KCG was personally guaranteed by Mr. Kouri. Neither KCG nor Mr. Kouri has honored its or his obligation to the Fund. The Fund sought a recovery in the amount of $4,400,000 plus interest. The defendants denied the substantive allegations of the Complaint and asserted counterclaims which would declare their obligations to the Fund to have been terminated and to obtain

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 1997
                                  (Continued)
---------------------------------------------------------
damages in excess of $4,400,000. The Fund, after conferring with its special counsel, concluded that the substantive allegations of the counterclaims were without merit. Although there could be no assurance of the outcome of the action, based upon the Fund's belief, the Fund did not establish a reserve for potential losses other than the expense of its defense of the counterclaims. Upon agreement of the parties, the action has been dismissed without prejudice. In the event that the Fund is unable to reach a settlement of its claims acceptable to the Fund, the Fund intends to bring another action again KCG and Mr. Kouri. In such event, it can be expected that they will again assert counterclaims against the Fund.

The Fund has borne all expenses related to the above litigation which for the year ended May 31, 1997 totaled $118,809.

NOTE 10. SUBSEQUENT EVENTS

The Fund believes that at June 27, 1997 securities representing approximately 12.8% of the Fund's net asset (totaling approximately $2,649,000) were not liquid.
---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 1997
                                  (Continued)
---------------------------------------------------------

On June 27, 1997, the Funds investment in the securities of Senetek PLC (Senetek) represented approximately 58% of the Funds net assets. The Funds last purchase of securities of Senetek occurred in 1994. As set forth in the Funds Prospectus, the restriction limiting investments of more than 50% of the value of total assets in the securities of any one issuer is applied solely at the time of any proposed transaction. Senetek is a small foreign company and the Funds investment therein is speculative.

The Board of Directors has determined that the Fund may recover certain of its legal expenses related to the action brought against the Fund, AHMC, Heiko H. Thieme and Richard Parker referred to in Note 9. The Board of Directors have estimated that the value of this recovery is $60,000.

The Fund has renewed its insurance policy for indemnification of its Directors and Officers. The annual premium which runs from July 20, 1996 to July 20, 1997, totals $24,000. The Funds insurance carrier is American International Surplus Lines Insurance Company.

                        THE AMERICAN HERITAGE FUND, INC.
                        FINANCIAL HIGHLIGHTS AND RELATED
                            RATIOS/SUPPLEMENTAL DATA
                       FOR A SHARE OUTSTANDING THROUGHOUT
                        EACH FISCAL YEAR ENDING MAY 31ST

                                             1997           1996           1995            1994           1993
                                          -----------    -----------    -----------    ------------    -----------
Net asset value, beginning of year.....   $       .76    $       .63    $      1.19    $       1.42    $      1.15
Income from investment operations:
  Net investment income (loss).........         (.03)          (.02)            .06             .19          (.01)
  Net gains or (losses) on securities
    (both realized and unrealized).....           .10            .15          (.48)           (.35)            .36
                                          -----------    -----------    -----------    ------------    -----------
Total from investment operations.......           .07            .13          (.42)           (.16)            .35
Less distributions
  Dividends (from net investment
    income)............................            --             --            .07              --            .08
  Distributions (from capital gains)...            --             --             --             .07             --
  Return of capital distribution.......            --             --            .07              --             --
                                          -----------    -----------    -----------    ------------    -----------
Net asset value, end of year...........   $       .83    $       .76    $       .63    $       1.19    $      1.42
                                          ===========    ===========    ===========    ============    ===========
Total return...........................         9.21%         20.63%       (38.37)%        (12.49)%         32.89%
Net assets, end of year................   $18,126,591    $21,429,753    $30,779,569    $101,036,392    $69,498,156
Ratio of expenses to average net
  assets...............................         6.42%          6.25%          3.69%           2.41%           2.1%
Ratio of net income (loss) to average
  net assets...........................       (4.97)%        (3.53)%          6.55%           3.40%         (.46)%
Portfolio turnover rate................          470%           606%           620%            434%           278%
Average commission per share...........   $     .0879    $     .0866            N/A             N/A            N/A

N/A -- Disclosure not applicable to prior periods.

   The accompanying notes are an integral part of these financial statements.

                      LANDSBURG PLATT RASCHIATORE & DALTON
                          Certified Public Accountants

            117 South 17th Street 13th Floor Philadelphia, PA 19103
                         215-561-6633 FAX 215-561-2070

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
The American Heritage Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The American Heritage Fund, Inc., including the schedule of investments in securities, as of May 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights and related ratios/supplemental data for each of the five years in the period then ended. These financial statements, and financial highlights and related ratios/supplemental data are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements, and the financial highlights and related ratios/supplemental data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights and related ratios/supplemental data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers and the application of alternative auditing procedures for unsettled security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights and related ratios/supplemental data referred to above present fairly, in all material respects, the financial position of The American Heritage Fund, Inc. as of May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights and related ratios/supplemental data for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

As explained in Note 4, the financial statements include securities valued at $1,125,558 (6.2% of net assets), whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at its estimate of value of such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.



                                      /s/ Landsburg Platt Raschiatore & Dalton


June 27, 1997

THE AMERICAN HERITAGE FUND, INC.                                    BULK RATE
1370 Avenue of the Americas                                        U.S. POSTAGE
New York, NY 10019                                                     PAID
                                                                  HACKENSACK, NJ






ADDRESS CORRECTION REQUESTED






                         THE
                         AMERICAN
[THE AMERICAN            HERITAGE
HERITAGE FUND LOGO]      FUND, INC.
--------------------------------------
                         ANNUAL
                         REPORT
                         May 31, 1997




This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of The American Heritage Fund, Inc. Such offering is made only by prospectus, which includes details as to offering price and other material information.